UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026
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Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On May 14, 2026, Editas Medicine, Inc. (the “Company”) issued a press release titled “Editas Medicine Reports New Preclinical Data Demonstrating Progress of EDIT-401 as Potential Treatment for Hyperlipidemia at the American Society of Gene and Cell Therapy 2026 Annual Meeting,” a copy of which is furnished as Exhibit 99.1 hereto.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On May 14, 2026, at the 2026 Annual Meeting of the American Society of Gene and Cell Therapy (“ASGCT”), the Company reported new preclinical data supporting the continued advancement of the Company’s lead in vivo development candidate, EDIT-401, and its potential as a one-time treatment for hyperlipidemia, as well as the broader potential of the Company’s differentiated upregulation strategy. The Company reported that a single dose of EDIT-401 achieved 90% or greater mean LDL cholesterol (“LDL-C”) reduction across all dose groups in non-human primates. This reduction was achieved with only moderate levels (10-40%) of functional editing of LDLR alleles and a six or greater-fold mean increase in hepatic LDLR protein. LDL-C lowering was rapid and remained durable across evaluated dose levels (1.5 mg/kg-3.0 mg/kg) through approximately six months. The data demonstrated a promising preclinical safety profile with no adverse clinical observations at the therapeutically relevant dose (1.5 mg/kg). The highest delivery of EDIT-401 was observed in the hepatocytes as compared to other non-target tissues with undetectable oocyte delivery. The Company also reported at ASGCT that data evaluating pharmacokinetics and pharmacodynamics of a single dose of EDIT-401(mu) across multiple dose levels in heterozygous Ldlr loss-of-function mice and wildtype mice support that dose adjustments may not be needed to achieve LDL-C lowering in heterozygous familial hypercholesterolemia (HeFH) patients.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release issued by the Company on May 14, 2026*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*This exhibit shall be deemed to be furnished and not filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: May 14, 2026	By:	/s/ Amy Parison
Amy Parison
Chief Financial Officer